UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3329

Variable Insurance Products Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

This report on Form N-CSR relates solely to the Registrant’s VIP Floating Rate High Income Portfolio series (the “Fund”).

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: Floating Rate High Income Portfolio Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Life of fundA
Initial Class	3.81%	3.17%
Investor Class	3.79%	3.15%

 A From April 9, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Floating Rate High Income Portfolio - Initial Class on April 9, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$11,234	VIP Floating Rate High Income Portfolio - Initial Class
$11,596	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans gained 4.32% in 2017, according to the S&P/LSTA® Leveraged Performing Loan Index, trailing high-yield bonds but outperforming the broad investment-grade fixed-income market. After sharply rallying late in 2016, loans delivered more-modest, coupon-driven gains through most of the first half of 2017 amid intensified refinancing activity, declining Treasury yields and growing uncertainty about the Trump administration’s policy agenda. Loans registered somewhat stronger performance in July, bolstered by favorable corporate earnings and improved flows into retail funds. Following a flattish result in August, the asset class trended higher through October, helped by stronger economic data and renewed demand amid higher interest rates. Loan prices dipped and recovered in November, in light of bond-price volatility and various sector-specific issues. The market finished the year on a positive note, despite elevated prices and the coupon-lowering effects of ongoing refinancing. Gains were broad-based across industries, led by industrial equipment (+7%) and oil & gas (+6%). On the downside, food/drug retailers (-1%) was among the weakest performers, due to a shift in consumer shopping preferences. From a credit-quality perspective, lower-quality loans did best, reflecting continued demand for higher-yielding securities.

Comments from Co-Portfolio Managers Eric Mollenhauer and Kevin Nielsen:  For the year, the fund's share classes gained roughly 4%, slightly trailing the benchmark S&P/LSTA® Leveraged Performing Loan Index. The average loan price within the benchmark stayed close to par (face value) throughout 2017, limiting the opportunity for price appreciation. Consequently, the fund’s return came entirely from coupon income, consistent with our expectations. Versus the benchmark, security selection across the credit-quality spectrum aided performance, as did a modest allocation to high-yield bonds, which outperformed the S&P/LSTA index. On the downside, the fund’s cash allocation dampened relative results. The fund’s asset base grew substantially in 2017, and we ended the year with cash at the high end of our 5%–7% target range. The primary individual relative detractors were not owning radio and TV broadcaster and index component Cumulus Media, as well as a sizable stake in supermarket operator Albertsons. The top individual relative contributors were TNT Crane, a provider of rental cranes used in the refining and petrochemicals industries, and not holding loans issued by oil & gas firm and index member Fieldwood Energy. Looking ahead, we think the loan market offers limited potential for near-term capital appreciation, and expect that most of the fund’s return will be driven by coupon income.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets
Caesars Resort Collection LLC	2.0
Intelsat Jackson Holdings SA	1.3
Asurion LLC	1.2
Albertson's LLC	1.2
Berry Global, Inc.	1.1
6.8

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Technology	11.8
Services	7.5
Telecommunications	7.4
Healthcare	7.0
Gaming	7.0

Quality Diversification (% of fund's net assets)

As of December 31, 2017
BBB	2.3%
BB	33.7%
B	43.8%
CCC,CC,C	4.4%
Not Rated	8.4%
Short-Term Investments and Net Other Assets	7.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2017*
Bank Loan Obligations	86.8%
Nonconvertible Bonds	5.8%
Short-Term Investments and Net Other Assets (Liabilities)	7.4%

 * Foreign investments - 9.9%

Investments December 31, 2017

Showing Percentage of Net Assets

Bank Loan Obligations - 86.8%
	Principal Amount(a)	Value
Aerospace - 1.0%
DAE Aviation Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.32% 7/7/22 (b)(c)	$417,663	$420,449
TransDigm, Inc.:
term loan 3 month U.S. LIBOR + 2.750% 4.319% 5/14/22 (b)(c)	739,154	740,928
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.3617% 6/9/23 (b)(c)	745,625	746,453

TOTAL AEROSPACE		1,907,830

Air Transportation - 0.1%
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.6418% 10/5/24 (b)(c)	250,000	252,083
Automotive & Auto Parts - 1.0%
Caliber Holdings Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.569% 2/1/24(b)(c)	153,004	153,865
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.819% 2/1/25 (b)(c)	45,000	45,788
NN, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.819% 4/3/21 (b)(c)	485,000	486,819
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.1934% 11/27/20 (b)(c)	150,155	139,551
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.000% 10.6934% 11/27/21 (b)(c)	500,000	413,750
The Gates Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.6934% 3/31/24 (b)(c)	382,152	384,009
UOS LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.069% 4/18/23 (b)(c)	263,750	269,025

TOTAL AUTOMOTIVE & AUTO PARTS		1,892,807

Broadcasting - 1.5%
CBS Radio, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.1719% 3/2/24 (b)(c)	700,000	703,206
Clear Channel Communications, Inc. Tranche D, term loan 3 month U.S. LIBOR + 6.750% 8.4434% 1/30/19 (b)(c)	1,125,000	840,938
ION Media Networks, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.18% 12/18/20 (b)(c)	552,898	553,589
Raycom Media, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0775% 8/23/24 (b)(c)	274,313	276,370
Sinclair Television Group, Inc. Tranche B-1, term loan 3 month U.S. LIBOR + 2.500% 12/7/24 (c)(d)	375,000	374,299

TOTAL BROADCASTING		2,748,402

Building Materials - 1.4%
Beacon Roofing Supply, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 1/2/25 (c)(d)	375,000	375,780
Builders FirstSource, Inc. Tranche 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.6934% 2/29/24 (b)(c)	212,185	212,881
GYP Holdings III Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3801% 4/1/23 (b)(c)	738,228	740,996
HD Supply, Inc. Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.500% 3.8328% 10/17/23 (b)(c)	247,505	249,257
Jeld-Wen, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.6934% 12/7/24 (b)(c)	160,000	160,434
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.33% 9/27/24 (b)(c)	465,000	471,045
Ventia Deco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.1934% 5/21/22 (b)(c)	328,068	331,348

TOTAL BUILDING MATERIALS		2,541,741

Cable/Satellite TV - 2.2%
Altice U.S. Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.819% 7/28/25 (b)(c)	387,080	385,226
Cable One, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.95% 5/1/24 (b)(c)	129,350	129,673
Charter Communication Operating LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.57% 4/13/25 (b)(c)	1,875,000	1,875,675
MCC Iowa LLC Tranche M, term loan 3 month U.S. LIBOR + 2.000% 3.46% 1/15/25 (b)(c)	109,725	109,835
Mediacom Illinois LLC Tranche K, term loan 3 month U.S. LIBOR + 2.250% 3.71% 2/15/24 (b)(c)	372,188	373,352
Virgin Media Bristol LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.977% 1/31/26 (b)(c)	650,000	649,597
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.7511% 8/19/23 (b)(c)	374,063	370,206
Zayo Group LLC term loan 3 month U.S. LIBOR + 2.000% 3.5521% 1/19/21 (b)(c)	248,125	248,656

TOTAL CABLE/SATELLITE TV		4,142,220

Capital Goods - 0.5%
Doosan Bobcat Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.1934% 5/18/24 (b)(c)	201,993	202,700
Gardner Denver, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.4434% 7/30/24 (b)(c)	134,663	135,036
Onex Wizard U.S. Acquisition, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.569% 3/13/22 (b)(c)	400,350	401,852
Zodiac Pool Solutions LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.6934% 12/20/23 (b)(c)	197,257	198,121

TOTAL CAPITAL GOODS		937,709

Chemicals - 2.5%
ASP Chromaflo Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.3498% 11/18/23 (b)(c)	173,250	173,900
Ineos Styrolution U.S. Holding LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.6934% 3/29/24 (b)(c)	119,395	119,619
Jade Germany GmbH Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.1934% 5/31/23 (b)(c)	373,125	373,125
Kraton Polymers LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.569% 1/6/22 (b)(c)	237,187	239,436
MacDermid, Inc.:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 4% 6/7/23 (b)(c)	330,967	332,540
Tranche B 7LN, term loan 3 month U.S. LIBOR + 2.500% 4.069% 6/7/20 (b)(c)	66,956	67,346
Methanol Holdings (TRINIDAD) Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8498% 6/30/22 (b)(c)	332,443	332,443
Orion Engineered Carbons GMBH Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.8328% 7/25/24 (b)(c)	402,759	404,438
Oxea Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.875% 10/12/24 (b)(c)	525,000	524,837
The Chemours Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.07% 5/12/22 (b)(c)	263,172	265,035
Thermon Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.125% 10/25/24 (b)(c)	270,000	271,688
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.8498% 9/6/24 (b)(c)	249,375	251,245
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3231% 9/22/24 (b)(c)	151,163	152,026
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.6934% 9/22/24 (b)(c)	348,837	350,829
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.6934% 6/1/24 (b)(c)	284,200	285,101
Univar, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.8376% 7/1/24 (b)(c)	443,888	445,312
Venator Materials LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3801% 8/8/24 (b)(c)	164,588	165,822

TOTAL CHEMICALS		4,754,742

Consumer Products - 1.1%
CSM Bakery Supplies Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.34% 7/3/20 (b)(c)	140,550	138,582
HLF Financing U.S. LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.069% 2/15/23 (b)(c)	596,694	594,641
KIK Custom Products, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.1746% 8/26/22 (b)(c)	250,000	251,500
Prestige Brands, Inc. term loan 3 month U.S. LIBOR + 2.750% 4.319% 1/26/24 (b)(c)	220,217	221,525
Weight Watchers International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.23% 11/20/24 (b)(c)	740,000	743,086

TOTAL CONSUMER PRODUCTS		1,949,334

Consumer Services - 0.1%
Optiv Security, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.625% 2/1/24 (b)(c)	150,523	140,551
Containers - 3.5%
Anchor Glass Container Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.2338% 12/7/23 (b)(c)	544,514	544,285
Berlin Packaging, LLC:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 8.12% 10/1/22 (b)(c)	250,000	251,720
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.7737% 10/1/21 (b)(c)	730,818	735,079
Berry Global, Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.6819% 1/19/24 (b)(c)	330,833	332,074
Tranche M, term loan 3 month U.S. LIBOR + 2.250% 3.7652% 10/1/22 (b)(c)	673,658	676,015
Tranche O, term loan 3 month U.S. LIBOR + 2.000% 3.4058% 2/8/20 (b)(c)	82,842	83,140
Tranche P, term loan 3 month U.S. LIBOR + 2.000% 3.4058% 1/6/21 (b)(c)	859,167	861,907
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.604% 4/3/24 (b)(c)	497,500	499,276
Charter Nex U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.819% 5/16/24 (b)(c)	159,200	159,399
Hostess Brands LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.819% 8/3/22 (b)(c)	374,063	374,122
Plastipak Packaging, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.45% 10/14/24 (b)(c)	109,725	110,301
Printpack Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.625% 7/26/23 (b)(c)	98,750	99,120
Reynolds Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.319% 2/5/23 (b)(c)	1,157,527	1,162,330
Ring Container Technologies Gr Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.319% 10/31/24 (b)(c)	250,000	250,313
Signode Packaging Systems, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.3788% 5/1/21 (b)(c)	427,764	428,034

TOTAL CONTAINERS		6,567,115

Diversified Financial Services - 3.8%
AlixPartners LLP Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.4434% 4/4/24 (b)(c)	372,188	373,914
Alpine Finance Merger Sub LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.3498% 7/12/24 (b)(c)	149,625	150,373
Bcp Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.3801% 10/31/24 (b)(c)	450,000	455,175
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.35% 4/27/24 (b)(c)	621,875	622,497
Deerfield Holdings Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 12/4/24 (c)(d)	230,000	230,288
Duff & Phelps Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.9434% 10/5/24 (b)(c)	155,000	155,242
Finco I LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.319% 7/14/22 (b)(c)	250,000	252,563
Fly Funding II SARL Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.4% 2/9/23 (b)(c)	212,130	212,130
Flying Fortress Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.3328% 10/30/22 (b)(c)	500,000	503,480
Focus Financial Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.5735% 7/3/24 (b)(c)	179,550	181,121
IBC Capital U.S. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.2861% 9/10/21 (b)(c)	254,901	254,518
Jane Street Group LLC Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.8801% 8/25/22 (b)(c)	261,688	264,796
Kingpin Intermediate Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.73% 7/3/24 (b)(c)	298,500	301,485
Nab Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5135% 6/30/24 (b)(c)	228,850	229,280
Ocwen Loan Servicing LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.4595% 12/5/20 (b)(c)	224,434	224,784
Peak 10 Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.1934% 8/1/24 (b)(c)	204,488	204,169
Quest Software U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.919% 10/31/22 (b)(c)	446,972	453,596
The Edelman Financial Center L Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.6526% 11/9/24 (b)(c)	250,000	252,500
TransUnion LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.3498% 4/9/23 (b)(c)	611,154	613,220
Tricorbraun Holdings, Inc. Tranche 1LN, term loan:
3 month U.S. LIBOR + 3.750% 5.0828% 11/30/23 (b)(c)	225,000	224,087
3 month U.S. LIBOR + 3.750% 5.392% 11/30/23 (b)(c)	22,670	22,578
Trident Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.6728% 10/17/24 (b)(c)	375,000	376,740
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.81% 8/18/23 (b)(c)	495,000	497,242

TOTAL DIVERSIFIED FINANCIAL SERVICES		7,055,778

Diversified Media - 0.1%
Outfront Media Capital LLC / Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.5521% 3/16/24 (b)(c)	160,000	160,600
Electric Utilities No Longer Use - 0.5%
Dynegy, Inc. Tranche C-2, term loan 3 month U.S. LIBOR + 2.750% 4.2511% 2/7/24 (b)(c)	680,679	683,517
Exgen Renewables Iv LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.4676% 11/16/24 (b)(c)	250,000	252,500

TOTAL ELECTRIC UTILITIES NO LONGER USE		936,017

Energy - 4.4%
Alon U.S.A. Partners LP term loan 3 month U.S. LIBOR + 8.000% 9.569% 11/26/18 (b)(c)	723,351	725,159
Arctic LNG Carriers Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.069% 5/18/23 (b)(c)	313,425	315,581
Bcp Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.7288% 6/22/24 (b)(c)	407,726	409,002
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 11.8761% 12/31/21 (b)(c)	707,333	775,414
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.2408% 11/17/22 (b)(c)	625,000	621,875
Calpine Construction Finance Co. LP Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.069% 1/31/25 (b)(c)	375,000	374,531
Chesapeake Energy Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.954% 8/23/21 (b)(c)	500,000	531,500
Chief Exploration & Development, LLC. Tranche 2LN, term loan 3 month U.S. LIBOR + 6.500% 7.9586% 5/16/21 (b)(c)	90,000	88,350
Citgo Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 8.500% 9.835% 5/12/18 (b)(c)	368,869	372,097
Citgo Petroleum Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.835% 7/29/21 (b)(c)	546,819	536,703
Crestwood Holdings Partners LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 9.4357% 6/19/19 (b)(c)	171,371	171,299
Empire Generating Co. LLC:
Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.63% 3/14/21 (b)(c)	98,527	81,284
Tranche C, term loan 3 month U.S. LIBOR + 4.250% 5.63% 3/14/21 (b)(c)	9,741	8,036
Expro Finservices SARL Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.2306% 9/2/21 (b)(c)	267,928	156,068
Foresight Energy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 7.4434% 3/28/22 (b)(c)	248,125	232,307
FTS International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.319% 4/16/21 (b)(c)	600,000	584,400
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 7.4595% 3/1/24 (b)(c)	500,000	494,585
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.95% 8/25/23 (b)(c)	485,839	435,030
Medallion Midland Acquisition Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.819% 10/31/24 (b)(c)	320,000	320,400
Seadrill Operating LP Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.6934% 2/21/21 (b)(c)	373,007	300,271
Terra-Gen Finance Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.82% 12/9/21 (b)(c)	378,979	341,081
TerraForm AP Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.9434% 6/26/22 (b)(c)	234,982	235,276
TerraForm Power Operating LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.147% 11/8/22 (b)(c)	110,000	111,375

TOTAL ENERGY		8,221,624

Entertainment/Film - 0.4%
AMC Entertainment Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.727% 12/15/23 (b)(c)	308,672	308,416
AMC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.727% 12/15/22 (b)(c)	245,000	245,806
Regal Cinemas Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.569% 4/1/22 (b)(c)	248,750	248,782

TOTAL ENTERTAINMENT/FILM		803,004

Environmental - 0.8%
ADS Waste Holdings, Inc. term loan 3 month U.S. LIBOR + 2.250% 3.7391% 11/10/23 (b)(c)	257,241	257,702
Hd Supply Waterworks Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.455% 8/1/24 (b)(c)	130,000	130,894
The Brickman Group, Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.4298% 12/18/20 (b)(c)	602,942	605,752
Wrangler Buyer Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3498% 9/28/24 (b)(c)	190,000	191,085
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.6934% 12/20/24 (b)(c)	320,196	321,262

TOTAL ENVIRONMENTAL		1,506,695

Food & Drug Retail - 2.7%
Agro Merchants Intermediate Ho Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.319% 11/16/24 (b)(c)	250,000	251,250
Albertson's LLC Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 4.319% 8/25/21 (b)(c)	1,353,051	1,324,908
3 month U.S. LIBOR + 3.000% 4.4623% 6/22/23 (b)(c)	483,968	473,480
3 month U.S. LIBOR + 3.000% 4.6746% 12/21/22 (b)(c)	410,242	401,569
GOBP Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.8328% 10/21/21 (b)(c)	574,168	573,812
Lannett Co., Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.319% 11/25/20 (b)(c)	34,521	34,348
Tranche B, term loan 3 month U.S. LIBOR + 5.375% 6.944% 11/25/22 (b)(c)	567,123	565,705
Pizza Hut Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.4908% 6/16/23 (b)(c)	320,950	322,622
RPI Finance Trust Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.000% 3.6934% 3/27/23 (b)(c)	737,955	740,818
Smart & Final, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.1934% 11/15/22 (b)(c)	375,000	365,468

TOTAL FOOD & DRUG RETAIL		5,053,980

Food/Beverage/Tobacco - 1.6%
Arterra Wines Canada, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.3755% 12/16/23 (b)(c)	247,500	248,275
Chobani LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.069% 10/7/23 (b)(c)	346,767	349,222
Pinnacle Foods Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.3719% 2/3/24 (b)(c)	371,250	373,518
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.82% 5/24/24 (b)(c)	1,069,625	1,072,877
Shearer's Foods, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 8.4434% 6/30/22 (b)(c)	255,000	234,600
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.938% 5.6309% 6/30/21 (b)(c)	369,387	368,001
U.S. Foods, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.069% 6/27/23 (b)(c)	369,375	371,222

TOTAL FOOD/BEVERAGE/TOBACCO		3,017,715

Gaming - 7.0%
Affinity Gaming LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.1934% 7/1/23 (b)(c)	235,577	236,533
AP Gaming I LLC term loan 3 month U.S. LIBOR + 5.500% 7.069% 2/15/24 (b)(c)	219,062	220,569
Aristocrat Technologies, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.000% 3.3626% 10/20/21 (b)(c)	298,796	299,979
Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.3573% 10/19/24 (b)(c)	125,000	125,156
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.9754% 9/15/23 (b)(c)	351,606	353,364
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.3363% 9/28/24 (b)(c)	3,750,000	3,764,741
CCM Merger, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.319% 8/8/21 (b)(c)	273,348	274,168
Churchill Downs, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.56% 12/12/24 (b)(c)	140,000	140,000
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.8498% 4/18/24 (b)(c)	621,875	624,363
Cyan Blue Holdco 3 Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.1934% 8/25/24 (b)(c)	213,925	214,995
Eldorado Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.7689% 4/17/24 (b)(c)	418,991	418,991
Gateway Casinos & Entertainment Ltd. term loan 3 month U.S. LIBOR + 3.750% 5.4434% 2/22/23 (b)(c)	248,750	250,693
Golden Entertainment, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 4.51% 10/20/24 (b)(c)	375,000	375,311
3 month U.S. LIBOR + 7.000% 8.51% 10/20/25 (b)(c)	200,000	201,250
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.7699% 10/4/23 (b)(c)	1,679,088	1,690,640
Greektown Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.319% 4/25/24 (b)(c)	139,300	139,010
Las Vegas Sands LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.569% 3/29/24 (b)(c)	415,800	417,829
MGM Mirage, Inc. Tranche A, term loan 3 month U.S. LIBOR + 2.250% 3.819% 4/25/21 (b)(c)	408,500	408,839
Mohegan Tribal Gaming Authority:
Tranche A, term loan 3 month U.S. LIBOR + 3.750% 5.2972% 10/14/21 (b)(c)	212,500	213,563
Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.6183% 10/14/23 (b)(c)	247,500	249,396
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.069% 1/19/24 (b)(c)	75,400	75,626
Scientific Games Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.704% 8/14/24 (b)(c)	997,500	1,004,981
Seminole Tribe Florida Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.569% 7/6/24 (b)(c)	249,375	250,445
Station Casinos LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.06% 6/8/23 (b)(c)	676,412	677,189
Wynn America LLC Tranche A 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.1% 12/31/21 (b)(c)	230,000	229,713
Yonkers Racing Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.6% 5/31/24 (b)(c)	165,671	166,085

TOTAL GAMING		13,023,429

Healthcare - 5.4%
Albany Molecular Research, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.250% 4.819% 8/30/24 (b)(c)	144,638	142,106
3 month U.S. LIBOR + 7.000% 8.569% 8/30/25 (b)(c)	75,000	73,219
American Renal Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.819% 6/22/24 (b)(c)	373,125	369,084
Community Health Systems, Inc.:
Tranche G, term loan 3 month U.S. LIBOR + 2.750% 4.2288% 12/31/19 (b)(c)	243,956	235,944
Tranche H, term loan 3 month U.S. LIBOR + 3.000% 4.4788% 1/27/21 (b)(c)	870,293	829,372
CPI Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.1934% 3/21/24 (b)(c)	238,200	239,987
Envision Healthcare Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.57% 12/1/23 (b)(c)	990,000	992,059
Ghx Ultimate Parent Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5828% 6/30/24 (b)(c)	164,175	164,654
Grifols, S.A. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.7391% 1/31/25 (b)(c)	620,313	621,255
HCA Holdings, Inc. Tranche B 8LN, term loan 3 month U.S. LIBOR + 2.250% 3.5998% 2/15/24 (b)(c)	247,505	248,935
Innoviva, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.9357% 8/18/22 (b)(c)	263,250	264,566
Kindred Healthcare, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.875% 4/9/21 (b)(c)	368,326	369,247
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.6934% 6/7/23 (b)(c)	176,081	176,325
Onex Schumacher Finance LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.569% 7/31/22 (b)(c)	391,123	385,256
Ortho-Clinical Diagnostics, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.4434% 6/30/21 (b)(c)	1,234,405	1,236,293
PAREXEL International Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.569% 8/11/24 (b)(c)	458,850	460,667
Press Ganey Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.500% 8.069% 10/21/24 (b)(c)	53,866	54,404
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.569% 10/21/23 (b)(c)	362,248	364,287
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.819% 6/23/24 (b)(c)	373,125	374,058
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.000% 9.6934% 12/31/23 (b)(c)	250,000	245,000
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.9434% 12/31/22 (b)(c)	814,981	802,080
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.94% 4/1/22 (b)(c)	878,066	889,938
Vizient, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 3.500% 5.069% 2/11/23 (b)(c)	205,257	205,873
Wink Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.49% 10/31/24 (b)(c)	375,000	376,643

TOTAL HEALTHCARE		10,121,252

Homebuilders/Real Estate - 1.6%
Americold Realty Operating Partnership LP Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.319% 12/1/22 (b)(c)	232,033	234,210
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.7076% 11/4/21 (b)(c)	206,159	203,288
Lightstone Holdco LLC:
Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.069% 1/30/24 (b)(c)	223,290	224,105
Tranche C, term loan 3 month U.S. LIBOR + 4.500% 5.8498% 1/30/24 (b)(c)	14,178	14,230
MGM Growth Properties Operating Partner LP Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.819% 4/25/23 (b)(c)	535,463	537,278
Realogy Group LLC term loan 3 month U.S. LIBOR + 2.250% 3.5998% 7/20/22 (b)(c)	369,394	370,088
Uniti Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3498% 10/24/22 (b)(c)	347,636	335,468
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.7849% 12/15/24 (b)(c)	1,125,000	1,125,000

TOTAL HOMEBUILDERS/REAL ESTATE		3,043,667

Hotels - 1.0%
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.819% 8/30/23 (b)(c)	320,952	321,619
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.069% 11/30/23 (b)(c)	742,500	746,331
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 3 month U.S. LIBOR + 2.750% 4.1092% 4/14/21 (b)(c)	215,500	216,084
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.62% 4/27/24 (b)(c)	373,125	374,603
Ryman Hospitality Properties, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.67% 5/11/24 (b)(c)	199,000	199,746

TOTAL HOTELS		1,858,383

Insurance - 2.9%
Acrisure LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.6473% 11/22/23 (b)(c)	620,470	625,899
Alliant Holdings Intermediate LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.8021% 8/14/22 (b)(c)	711,190	713,893
AmWINS Group, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 8.319% 1/25/25 (b)(c)	30,000	30,285
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.2794% 1/25/24 (b)(c)	247,500	248,188
Asurion LLC:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 3.000% 4.569% 11/3/23 (b)(c)	958,394	962,591
Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 4.319% 8/4/22 (b)(c)	754,986	758,406
3 month U.S. LIBOR + 6.000% 7.569% 8/4/25 (b)(c)	520,000	533,811
HUB International Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.4129% 10/2/20 (b)(c)	744,650	747,710
USI, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3498% 5/16/24 (b)(c)	483,788	482,781
VF Holdings Corp. term loan 3 month U.S. LIBOR + 3.250% 4.819% 6/30/23 (b)(c)	370,933	373,514

TOTAL INSURANCE		5,477,078

Leisure - 2.1%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.4434% 5/30/21 (b)(c)	293,857	294,042
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.569% 2/1/24 (b)(c)	945,000	949,527
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.569% 9/8/24 (b)(c)	75,000	77,250
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 4.569% 3/8/24 (b)(c)	313,425	315,973
Fitness International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.1934% 7/1/20 (b)(c)	187,812	190,113
Hayward Industries, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.069% 8/4/24 (b)(c)	239,400	239,699
Intrawest Resorts Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.819% 7/31/24 (b)(c)	355,000	357,442
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0998% 6/10/22 (b)(c)	326,681	327,567
NVA Holdings, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.500% 5.1934% 8/14/21 (b)(c)	371,723	374,202
SMG Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 7% 2/27/20 (b)(c)	246,154	246,309
Varsity Brands Holding Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.977% 12/7/24 (b)(c)	625,000	628,125

TOTAL LEISURE		4,000,249

Metals/Mining - 0.6%
American Rock Salt Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.2288% 5/20/21 (b)(c)	432,731	431,831
Helix Acquisition Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.3328% 9/29/24 (b)(c)	249,375	251,714
Murray Energy Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.9434% 4/16/20 (b)(c)	472,986	415,045

TOTAL METALS/MINING		1,098,590

Paper - 0.6%
Caraustar Industries, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.8328% 3/14/22(b)(c)	426,775	427,752
Flex Acquisition Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.335% 12/29/23 (b)(c)	717,023	720,164

TOTAL PAPER		1,147,916

Publishing/Printing - 2.5%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.7095% 6/7/23 (b)(c)	782,469	745,302
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 6.4434% 11/3/23 (b)(c)	703,605	705,948
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.569% 5/29/21 (b)(c)	487,500	451,245
McGraw-Hill Global Education Holdings, LLC term loan 3 month U.S. LIBOR + 4.000% 5.569% 5/4/22 (b)(c)	888,455	885,496
Merrill Communications LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 6.6301% 6/1/22 (b)(c)	241,772	242,981
Multi-Color Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.819% 9/20/24 (b)(c)	170,000	171,063
Proquest LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.319% 10/24/21 (b)(c)	484,889	490,649
Scripps (E.W.) Co. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.819% 10/2/24 (b)(c)	249,375	250,310
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 4.9788% 8/15/22 (b)(c)	775,841	777,563

TOTAL PUBLISHING/PRINTING		4,720,557

Restaurants - 1.0%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.8677% 2/17/24 (b)(c)	1,238,282	1,237,614
CEC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.819% 2/14/21 (b)(c)	734,047	686,855

TOTAL RESTAURANTS		1,924,469

Services - 7.1%
Abacus Innovations Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.625% 8/16/23 (b)(c)	247,500	249,512
ABG Intermediate Holdings 2 LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.1934% 9/29/24 (b)(c)	129,675	130,161
Acosta, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.819% 9/26/21 (b)(c)	253,269	221,611
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.7288% 6/13/25 (b)(c)	175,000	175,044
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.9788% 6/13/24 (b)(c)	872,812	874,933
Ancestry.Com Operations, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.66% 10/19/23 (b)(c)	454,250	456,094
Aramark Services, Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.569% 3/28/24 (b)(c)	302,277	303,882
Tranche B-1, term loan 3 month U.S. LIBOR + 2.000% 3.569% 3/7/25 (b)(c)	750,000	750,000
Avatar Purchaser, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.2408% 9/7/24 (b)(c)	310,000	311,550
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.615% 6/21/24 (b)(c)	497,500	499,117
Bright Horizons Family Solutions Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.5739% 11/7/23 (b)(c)	141,212	141,671
Cactus Wellhead LLC Tranche B, term loan 3 month U.S. LIBOR + 6.000% 7.6934% 7/31/20 (b)(c)	165,876	165,185
Cast & Crew Payroll LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3344% 9/27/24 (b)(c)	199,500	200,996
Coinmach Service Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.1473% 11/14/22 (b)(c)	1,119,899	1,127,738
Ion Trading Finance Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.319% 11/14/24 (b)(c)	500,000	500,000
KAR Auction Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.25% 3/9/23 (b)(c)	150,454	151,206
KUEHG Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.4434% 8/13/22 (b)(c)	614,103	614,871
Laureate Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.8498% 4/26/24 (b)(c)	1,860,938	1,874,895
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.069% 4/7/21 (b)(c)	788,877	790,605
Prime Security Services Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.319% 5/2/22 (b)(c)	1,040,401	1,047,341
SAI Global GP Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.1934% 12/8/23 (b)(c)(e)	202,328	201,822
Science Applications International Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.9375% 5/4/22 (b)(c)	175,716	176,815
The GEO Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.95% 3/23/24(b)(c)	183,613	183,690
The ServiceMaster Co. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.069% 11/8/23 (b)(c)	495,000	496,485
Thomson Reuters IP&S Tranche B, term loan 1 month U.S. LIBOR + 3.250% 4.819% 10/3/23 (b)(c)	365,393	367,352
Wash Multifamily Acquisition, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.819% 5/14/22 (b)(c)	765,408	765,408
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.569% 5/14/23 (b)(c)(e)	40,000	39,600
Xerox Business Services LLC:
term loan 3 month U.S. LIBOR + 2.250% 3.5998% 12/7/21 (b)(c)	125,000	125,000
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.569% 12/7/23 (b)(c)	351,450	353,647

TOTAL SERVICES		13,296,231

Steel - 0.4%
Atkore International, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.7% 12/22/23 (b)(c)	368,763	370,606
JMC Steel Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.2849% 6/14/21 (b)(c)	418,894	420,569

TOTAL STEEL		791,175

Super Retail - 3.6%
Academy Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.5456% 7/2/22 (b)(c)	425,640	334,021
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.569% 9/25/24 (b)(c)	1,745,625	1,739,079
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.500% 8.953% 2/3/25 (b)(c)	250,000	243,438
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.953% 2/3/24 (b)(c)	930,325	914,630
Burlington Coat Factory Warehouse Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4% 11/7/24 (b)(c)	498,750	499,064
Davids Bridal, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.7% 10/11/19 (b)(c)	247,190	215,055
G-III Apparel Group Ltd. Tranche B, term loan 3 month U.S. LIBOR + 5.250% 6.6854% 12/1/22 (b)(c)	375,000	378,439
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.7288% 6/23/23 (b)(c)	718,848	670,326
Party City Holdings, Inc. term loan 3 month U.S. LIBOR + 3.000% 4.4556% 8/19/22 (b)(c)	370,591	371,684
PETCO Animal Supplies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.3801% 1/26/23 (b)(c)	419,862	315,816
PetSmart, Inc. term loan 3 month U.S. LIBOR + 3.000% 4.57% 3/11/22 (b)(c)	567,398	452,324
Red Ventures LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.569% 11/8/24 (b)(c)	498,750	497,877
Sports Authority, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.000% 0% 11/16/17 (c)(f)	202,439	2,024

TOTAL SUPER RETAIL		6,633,777

Technology - 11.5%
Applied Systems, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 6.75% 9/19/24 (b)(c)	249,375	251,799
Aptean, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.500% 11.2% 12/20/23 (b)(c)	70,000	70,117
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.59% 12/20/22 (b)(c)	322,563	324,311
Cavium, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.819% 8/16/22 (b)(c)	147,946	148,131
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.500% 5.0521% 9/15/20 (b)(c)	464,166	465,131
Compuware Corp.:
term loan 3 month U.S. LIBOR + 8.250% 9.63% 12/15/22 (b)(c)	108,625	108,761
Tranche B 3LN, term loan 3 month U.S. LIBOR + 4.250% 5.63% 12/15/21 (b)(c)	816,153	820,233
CPI International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.069% 7/26/24 (b)(c)	154,613	155,514
Csra, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.3328% 11/30/23 (b)(c)	499,327	501,075
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.319% 11/14/24 (b)(c)	375,000	375,000
Dell International LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.57% 9/7/23 (b)(c)	523,349	522,935
Digicert Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.1301% 10/31/24 (b)(c)	605,000	612,308
EIG Investors Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.4623% 2/9/23 (b)(c)	539,432	542,469
Epicor Software Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.1% 6/1/22 (b)(c)	427,984	428,750
EXC Holdings III Corp. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 5.1605% 11/16/24 (b)(c)	160,000	161,050
3 month U.S. LIBOR + 7.500% 9.1605% 11/16/25 (b)(c)	125,000	125,729
First Data Corp. Tranche B, term loan:
3 month U.S. LIBOR + 2.250% 3.8021% 7/10/22 (b)(c)	1,583,096	1,583,967
3 month U.S. LIBOR + 2.250% 3.8021% 4/26/24 (b)(c)	347,483	347,546
Global Payments, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.000% 3.569% 4/22/23 (b)(c)	306,916	308,579
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.5998% 2/15/24 (b)(c)	745,890	747,419
Hyland Software, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.819% 7/1/22 (b)(c)	174,123	175,103
I-Logic Technologies Bidco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 12/15/24 (c)(d)	300,000	298,500
Infor U.S., Inc. Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.750% 4.4434% 2/1/22 (b)(c)	773,801	776,223
Information Resources, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.6174% 1/18/25 (b)(c)	75,000	75,000
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.6174% 1/18/24 (b)(c)	322,563	323,908
Inmar, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.9171% 5/1/24 (b)(c)	69,500	69,609
Kronos, Inc.:
term loan 3 month U.S. LIBOR + 8.250% 9.6268% 11/1/24 (b)(c)	460,000	476,790
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.9026% 11/1/23 (b)(c)	1,193,370	1,200,757
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 5.82% 1/20/24 (b)(c)	461,694	438,175
3 month U.S. LIBOR + 9.000% 10.57% 1/20/25 (b)(c)	125,000	119,063
Lux FinCo U.S. SPV Tranche B 3LN, term loan 3 month U.S. LIBOR + 3.500% 5.069% 10/16/22 (b)(c)	249,900	249,900
MA FinanceCo. LLC Tranche B 3LN, term loan:
3 month U.S. LIBOR + 2.750% 4.319% 6/21/24 (b)(c)	904,858	904,858
3 month U.S. LIBOR + 2.750% 4.319% 6/21/24 (b)(c)	130,142	130,142
Mcafee LLC Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.069% 9/29/24 (b)(c)	783,038	779,960
3 month U.S. LIBOR + 8.500% 10.069% 9/29/25 (b)(c)	125,000	125,079
MH Sub I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.3385% 9/15/24 (b)(c)	199,500	199,949
Mitchell International, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.250% 11/20/24 (c)(d)(g)	19,030	19,013
3 month U.S. LIBOR + 3.250% 4.9434% 11/20/24 (b)(c)	235,970	235,760
3 month U.S. LIBOR + 7.250% 8.6107% 11/20/25 (b)(c)	125,000	125,813
Rackspace Hosting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3848% 11/3/23 (b)(c)	1,272,906	1,271,493
Renaissance Learning, Inc.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.4434% 4/9/21 (b)(c)	479,548	481,946
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8.6934% 4/9/22 (b)(c)	175,000	175,219
SCS Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.819% 10/30/22 (b)(c)	243,898	244,813
SolarWinds Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.069% 2/5/23 (b)(c)	369,394	370,502
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.5998% 3/3/23 (b)(c)	611,029	614,628
Sophia L.P. term loan 3 month U.S. LIBOR + 3.250% 4.9434% 9/30/22 (b)(c)	287,094	287,214
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.819% 7/8/22 (b)(c)	134,081	134,976
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.250% 3.819% 7/8/22 (b)(c)	2,518	2,535
Sybil Software LLC. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.0611% 9/30/23 (b)(c)	418,342	420,898
Syniverse Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3328% 4/23/19 (b)(c)	234,654	230,353
Tempo Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.569% 5/1/24 (b)(c)	621,875	619,282
TIBCO Software, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.07% 12/4/20 (b)(c)	228,092	228,521
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.069% 9/28/24 (b)(c)	124,688	124,635
Uber Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.5521% 7/13/23 (b)(c)	162,565	163,338
Vantiv LLC Tranche B, term loan:
3 month U.S. LIBOR + 2.000% 8/7/24 (c)(d)	82,179	82,522
3 month U.S. LIBOR + 2.000% 3.477% 8/7/24 (b)(c)	292,821	294,162
Vfh Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.1348% 12/30/21 (b)(c)	176,087	177,408
WEX, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.319% 7/1/23 (b)(c)	246,250	247,173

TOTAL TECHNOLOGY		21,496,044

Telecommunications - 6.6%
Altice Financing SA Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.1092% 7/15/25 (b)(c)	497,812	486,964
Autodata, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.8235% 12/11/24 (b)(c)	245,000	245,000
Blucora, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.6934% 5/22/24 (b)(c)	230,000	230,720
Cincinnati Bell, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.1107% 10/2/24 (b)(c)	125,000	126,289
Consolidated Communications, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.000% 4.57% 10/5/23 (b)(c)	89,314	87,684
Digicel International Finance Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.31% 5/25/24 (b)(c)	374,063	375,465
Evo Payments International LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.57% 12/20/23 (b)(c)	272,938	274,728
Frontier Communications Corp.:
Tranche A, term loan 3 month U.S. LIBOR + 2.750% 4.32% 3/31/21 (b)(c)	651,081	624,634
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.09% 6/15/24 (b)(c)	553,609	530,081
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.875% 1/9/24 (b)(c)	108,900	109,445
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.2123% 11/27/23 (b)(c)	1,750,000	1,711,868
Tranche B-4, term loan 3 month U.S. LIBOR + 4.500% 1/14/24 (c)(d)	200,000	202,208
Tranche B-5, term loan 6.625% 1/14/24	635,000	640,823
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.6959% 2/22/24 (b)(c)	875,000	875,000
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.7408% 7/17/25 (b)(c)	445,884	443,793
Neustar, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 8.000% 9.397% 8/8/25 (b)(c)	85,000	85,770
Tranche B1 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.647% 1/8/20 (b)(c)	106,910	108,424
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.147% 8/8/24 (b)(c)	299,250	301,644
Onvoy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.1934% 2/10/24 (b)(c)	312,638	264,179
Polycom, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.250% 6.7769% 9/27/23 (b)(c)	309,064	310,865
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.569% 2/1/24 (b)(c)	746,245	739,984
Sable International Finance Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.069% 1/31/25 (b)(c)	770,000	770,362
Securus Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.8498% 11/1/24 (b)(c)	500,000	504,690
3 month U.S. LIBOR + 8.250% 9.5998% 11/1/25 (b)(c)	175,000	176,477
SFR Group SA Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 4.1301% 7/31/25 (b)(c)	586,875	559,585
Sprint Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.125% 2/3/24 (b)(c)	768,065	767,489
Telesat LLC Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.000% 4.7% 11/17/23 (b)(c)	417,208	418,380
Windstream Services LLC Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.250% 4.75% 2/17/24 (b)(c)	232,640	208,892
Xplornet Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.4434% 9/9/21 (b)(c)	237,207	239,283

TOTAL TELECOMMUNICATIONS		12,420,726

Textiles/Apparel - 0.2%
ABB Optical Group LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.5795% 6/15/23 (b)(c)	266,625	265,958
Transportation Ex Air/Rail - 0.4%
International Seaways Operating Corp. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.85% 6/22/22 (b)(c)	427,313	426,778
Navios Maritime Partners LP Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.54% 9/14/20 (b)(c)	288,750	287,740

TOTAL TRANSPORTATION EX AIR/RAIL		714,518

Utilities - 3.1%
Calpine Corp. Tranche B 8LN, term loan 3 month U.S. LIBOR + 1.750% 3.32% 12/31/19 (b)(c)	248,125	247,971
Cortes NP Acquisition Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.3498% 11/30/23 (b)(c)	369,450	368,833
Dayton Power & Light Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.82% 8/24/22 (b)(c)	123,750	124,137
Energy Future Holdings Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3552% 6/30/18 (b)(c)	1,500,000	1,503,210
Green Energy Partners/Stonewall LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.1934% 11/13/21 (b)(c)	264,338	256,407
Houston Fuel Oil Terminal Co. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.19% 8/19/21 (b)(c)	863,314	870,868
InterGen NV Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.07% 6/13/20 (b)(c)	476,715	476,515
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 5.5011% 2/15/24 (b)(c)	327,525	325,478
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 7.0828% 12/19/20 (b)(c)	627,374	613,258
Tex Operations Co. LLC:
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.0208% 8/4/23 (b)(c)	503,839	506,358
Tranche C, term loan 3 month U.S. LIBOR + 2.500% 3.8339% 8/4/23 (b)(c)	89,286	89,732
Vistra Operations Co. LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 4.2028% 12/14/23 (b)(c)	371,250	373,771

TOTAL UTILITIES		5,756,538

TOTAL BANK LOAN OBLIGATIONS
(Cost $162,826,550)		162,380,504

Nonconvertible Bonds - 5.8%
Aerospace - 0.1%
DAE Funding LLC:
4% 8/1/20 (h)	110,000	111,100
4.5% 8/1/22 (h)	135,000	132,638

TOTAL AEROSPACE		243,738

Banks & Thrifts - 0.1%
Ally Financial, Inc. 3.25% 11/5/18	250,000	250,625
Chemicals - 0.1%
TPC Group, Inc. 8.75% 12/15/20 (h)	215,000	215,000
Containers - 0.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.25% 9/15/22 (h)	255,000	259,463
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
3 month U.S. LIBOR + 3.500% 4.8592% 7/15/21 (b)(c)(h)	145,000	147,175
6.875% 2/15/21 (b)	162,034	164,262
Silgan Holdings, Inc. 4.75% 3/15/25 (h)	180,000	184,500

TOTAL CONTAINERS		755,400

Diversified Financial Services - 0.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.625% 10/30/20	320,000	335,426
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (h)	100,000	111,000

TOTAL DIVERSIFIED FINANCIAL SERVICES		446,426

Energy - 0.5%
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	195,000	201,708
7% 6/30/24	115,000	130,884
Citgo Petroleum Corp. 6.25% 8/15/22 (h)	385,000	387,888
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 5.3385% 6/15/22 (b)(c)(h)	175,000	174,348

TOTAL ENERGY		894,828

Environmental - 0.1%
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner U.S.A. 8.375% 12/1/22 (h)	170,000	171,700
Food/Beverage/Tobacco - 0.1%
Vector Group Ltd. 6.125% 2/1/25 (h)	200,000	207,000
Healthcare - 1.6%
Community Health Systems, Inc. 6.25% 3/31/23	200,000	180,000
HCA Holdings, Inc.:
3.75% 3/15/19	500,000	504,375
4.25% 10/15/19	500,000	510,625
RegionalCare Hospital Partners Holdings, Inc. 8.25% 5/1/23 (h)	105,000	110,775
Tenet Healthcare Corp.:
4.625% 7/15/24 (h)	375,000	365,625
7.5% 1/1/22 (h)	85,000	89,250
THC Escrow Corp. III 5.125% 5/1/25 (h)	375,000	365,625
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (h)	125,000	127,188
6.5% 3/15/22 (h)	220,000	231,000
7% 3/15/24 (h)	250,000	267,500
9% 12/15/25 (h)	180,000	187,596

TOTAL HEALTHCARE		2,939,559

Homebuilders/Real Estate - 0.4%
VICI Properties 1 LLC/VICI FC, Inc. 3 month U.S. LIBOR + 3.500% 4.8467% 10/15/22 (b)(c)	730,000	730,000
Leisure - 0.3%
Studio City Co. Ltd.:
5.875% 11/30/19 (h)	200,000	209,000
7.25% 11/30/21 (h)	265,000	279,575

TOTAL LEISURE		488,575

Paper - 0.1%
Xerium Technologies, Inc. 9.5% 8/15/21	250,000	253,125
Publishing/Printing - 0.2%
Harland Clarke Holdings Corp. 8.375% 8/15/22 (h)	365,000	379,034
Restaurants - 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.25% 5/15/24 (h)	250,000	249,375
Services - 0.4%
APX Group, Inc.:
7.625% 9/1/23	200,000	210,500
7.875% 12/1/22	400,000	428,500

TOTAL SERVICES		639,000

Technology - 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (h)	78,000	78,970
4.42% 6/15/21 (h)	235,000	244,851
NXP BV/NXP Funding LLC 4.125% 6/1/21 (h)	200,000	204,000

TOTAL TECHNOLOGY		527,821

Telecommunications - 0.8%
Altice Financing SA 7.5% 5/15/26 (h)	225,000	239,625
SFR Group SA:
6% 5/15/22 (h)	300,000	303,750
6.25% 5/15/24 (h)	350,000	350,875
7.375% 5/1/26 (h)	485,000	497,731

TOTAL TELECOMMUNICATIONS		1,391,981

TOTAL NONCONVERTIBLE BONDS
(Cost $10,581,038)		10,783,187
	Shares	Value

Common Stocks - 0.0%
Metals/Mining - 0.0%
Warrior Metropolitan Coal, Inc.
(Cost $232,500)	1,687	42,428

Money Market Funds - 8.9%
Fidelity Cash Central Fund, 1.36% (i)
(Cost $16,633,087)	16,632,171	16,635,497
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $190,273,175)		189,841,616
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(2,757,693)
NET ASSETS - 100%		$187,083,923

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Level 3 security

 (f) Non-income producing - Security is in default.

 (g) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $19,030 and $19,013, respectively.

 (h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,883,157 or 3.7% of net assets.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$184,240
Total	$184,240

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$42,428	$42,428	$--	$--
Bank Loan Obligations	162,380,504	--	162,139,082	241,422
Corporate Bonds	10,783,187	--	10,783,187	--
Money Market Funds	16,635,497	16,635,497	--	--
Total Investments in Securities:	$189,841,616	$16,677,925	$172,922,269	$241,422

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $173,640,088)	$173,206,119
Fidelity Central Funds (cost $16,633,087)	16,635,497
Total Investment in Securities (cost $190,273,175)		$189,841,616
Cash		1,002,262
Receivable for investments sold		2,413,105
Interest receivable		553,191
Distributions receivable from Fidelity Central Funds		19,621
Prepaid expenses		309
Total assets		193,830,104
Liabilities
Payable for investments purchased	$6,489,210
Payable for fund shares redeemed	87,097
Accrued management fee	86,808
Other affiliated payables	23,389
Other payables and accrued expenses	59,677
Total liabilities		6,746,181
Net Assets		$187,083,923
Net Assets consist of:
Paid in capital		$188,781,473
Undistributed net investment income		1,532,569
Accumulated undistributed net realized gain (loss) on investments		(2,798,560)
Net unrealized appreciation (depreciation) on investments		(431,559)
Net Assets		$187,083,923
Initial Class:
Net Asset Value, offering price and redemption price per share ($6,601,776 ÷ 664,688 shares)		$9.93
Investor Class:
Net Asset Value, offering price and redemption price per share ($180,482,147 ÷ 18,179,606 shares)		$9.93

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$25,140
Interest		8,158,544
Income from Fidelity Central Funds		184,240
Total income		8,367,924
Expenses
Management fee	$983,983
Transfer agent fees	177,568
Accounting fees and expenses	86,779
Custodian fees and expenses	22,068
Independent trustees' fees and expenses	689
Audit	67,835
Legal	3,906
Miscellaneous	1,005
Total expenses before reductions	1,343,833
Expense reductions	(6,456)	1,337,377
Net investment income (loss)		7,030,547
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	560,423
Total net realized gain (loss)		560,423
Change in net unrealized appreciation (depreciation) on investment securities		(1,084,678)
Net gain (loss)		(524,255)
Net increase (decrease) in net assets resulting from operations		$6,506,292

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,030,547	$5,098,088
Net realized gain (loss)	560,423	(1,601,697)
Change in net unrealized appreciation (depreciation)	(1,084,678)	7,029,780
Net increase (decrease) in net assets resulting from operations	6,506,292	10,526,171
Distributions to shareholders from net investment income	(5,585,917)	(4,946,907)
Share transactions - net increase (decrease)	33,533,365	33,049,304
Total increase (decrease) in net assets	34,453,740	38,628,568
Net Assets
Beginning of period	152,630,183	114,001,615
End of period	$187,083,923	$152,630,183
Other Information
Undistributed net investment income end of period	$1,532,569	$248,560

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Floating Rate High Income Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$9.34	$9.73	$10.00
Income from Investment Operations
Net investment income (loss)B	.402	.412	.400	.242
Net realized and unrealized gain (loss)	(.027)	.445	(.408)	(.322)
Total from investment operations	.375	.857	(.008)	(.080)
Distributions from net investment income	(.305)	(.337)	(.359)	(.190)
Tax return of capital	–	–	(.023)	–
Total distributions	(.305)	(.337)	(.382)	(.190)
Net asset value, end of period	$9.93	$9.86	$9.34	$9.73
Total ReturnC,D,E	3.81%	9.18%	(.09)%	(.79)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.76%	.76%	.84%H
Expenses net of fee waivers, if any	.73%	.76%	.76%	.77%H
Expenses net of all reductions	.72%	.76%	.76%	.77%H
Net investment income (loss)	4.01%	4.23%	4.03%	3.31%H
Supplemental Data
Net assets, end of period (000 omitted)	$6,602	$6,810	$7,326	$10,912
Portfolio turnover rateI	68%	54%	55%	41%H

 A For the period April 9, 2014 (commencement of operations) to December 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Floating Rate High Income Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$9.34	$9.73	$10.00
Income from Investment Operations
Net investment income (loss)B	.398	.409	.394	.238
Net realized and unrealized gain (loss)	(.025)	.446	(.402)	(.322)
Total from investment operations	.373	.855	(.008)	(.084)
Distributions from net investment income	(.303)	(.335)	(.359)	(.186)
Tax return of capital	–	–	(.023)	–
Total distributions	(.303)	(.335)	(.382)	(.186)
Net asset value, end of period	$9.93	$9.86	$9.34	$9.73
Total ReturnC,D,E	3.79%	9.16%	(.09)%	(.83)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.79%	.79%	.82%H
Expenses net of fee waivers, if any	.76%	.79%	.79%	.80%H
Expenses net of all reductions	.76%	.79%	.79%	.80%H
Net investment income (loss)	3.97%	4.20%	3.99%	3.28%H
Supplemental Data
Net assets, end of period (000 omitted)	$180,482	$145,821	$106,675	$95,300
Portfolio turnover rateI	68%	54%	55%	41%H

 A For the period April 9, 2014 (commencement of operations) to December 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP Floating Rate High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,564,794
Gross unrealized depreciation	(1,772,952)
Net unrealized appreciation (depreciation)	$(208,158)
Tax Cost	$190,049,774

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,282,273
Capital loss carryforward	$(2,771,665)
Net unrealized appreciation (depreciation) on securities and other investments	$(208,158)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(859,966)
Long-term	(1,911,699)
Total capital loss carryforward	$(2,771,665)

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$5,585,917	$ 4,946,907

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchase and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $143,784,154 and $111,444,613, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .10% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$4,679
Investor Class	172,889
$177,568

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,721.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $394 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,567.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $889.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Initial Class	$197,742	$220,093
Investor Class	5,388,175	4,726,814
Total	$5,585,917	$4,946,907

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Initial Class
Shares sold	241,723	324,750	$2,419,257	$3,212,916
Reinvestment of distributions	19,974	22,345	197,742	220,093
Shares redeemed	(287,612)	(441,211)	(2,885,204)	(4,290,575)
Net increase (decrease)	(25,915)	(94,116)	$(268,205)	$(857,566)
Investor Class
Shares sold	5,485,722	4,987,302	$54,876,350	$49,356,856
Reinvestment of distributions	544,260	480,367	5,388,175	4,726,814
Shares redeemed	(2,640,124)	(2,103,023)	(26,462,955)	(20,176,800)
Net increase (decrease)	3,389,858	3,364,646	$33,801,570	$33,906,870

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Floating Rate High Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Floating Rate High Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2017 and for the period April 9, 2014 (commencement of operations) through December 31, 2014 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the three years in the period ended December 31, 2017 and for the period April 9, 2014 (commencement of operations) through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 145 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Initial Class	.72%
Actual		$1,000.00	$1,019.50	$3.66
Hypothetical-C		$1,000.00	$1,021.58	$3.67
Investor Class	.75%
Actual		$1,000.00	$1,019.30	$3.82
Hypothetical-C		$1,000.00	$1,021.42	$3.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Floating Rate High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Floating Rate High Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Floating Rate High Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

The Board further considered that FMR has contractually agreed to reimburse Initial Class and Investor Class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.77% and 0.80% through April 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPFHI-ANN-0218
1.9859331.103

Item 2.

Code of Ethics

As of the end of the period, December 31, 2017, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR,that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Floating Rate High Income Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Floating Rate High Income Portfolio	$61,000	$5,500	$3,700	$2,700

December 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Floating Rate High Income Portfolio	$61,000	$6,300	$5,300	$3,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research

Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2017A	December 31, 2016A
Audit-Related Fees	$8,470,000	$6,240,000
Tax Fees	$160,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	December 31, 2017A	December 31, 2016A,B
PwC	$10,725,000	$7,650,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 22, 2018

By:	/s/Howard. J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 22, 2018